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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 28, 2007


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                    333-130684                 13-3291626
----------------------------  ---------------------------   --------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

       1585 Broadway, 2nd Floor, New York, New York             10036
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         (Address of Principal Executive Offices)             (Zip Code)


                                (212) 761-4700
             -----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
---------   -------------

Item 8.01.  Other Events.
----------  -------------

      On February 28, 2007, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and custodian of Morgan Stanley Mortgage Loan Trust 2007-3XS (the "MSM 2007-3XS Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2007-3XS (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2-A, Class 1-A-2-B, Class 1-A-3-A, Class 1-A-3-B, Class 2-A-1-A, Class 2-A-1-B, Class 2-A-2-SS, Class 2-A-3-SS, Class 2-A-4-SS, Class 2-A-5, Class 2-A-6, Class 2-A-7-M, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of February 26, 2007 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated February 28, 2007 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit 99.3. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the "Privately Offered Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of February 28, 2007 (the "Certificate Purchase Agreement").

      On February 28, 2007, Wells Fargo Bank, National Association, solely in its capacity as Securities Administrator on behalf of the Morgan Stanley Mortgage Loan Trust 2007-3XS and Morgan Stanley Capital Services Inc. ("MSCSI") entered into an interest rate corridor contract as evidenced by a Confirmation between the Supplemental Interest Trust and Morgan Stanley Capital Services Inc. (the "Corridor Contract"). The Corridor Contract is annexed hereto as Exhibit 99.4.

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of February 1, 2007 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.5.

      Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.6a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.6b.

      Certain of the mortgage loans were acquired from First National Bank of Nevada ("FNBN") pursuant to a mortgage loan purchase agreement dated as of April 1, 2006 (the "FNBN Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.7a and the FNBN Purchase Agreement is annexed hereto as Exhibit 99.7b.

      Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.8a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.8b.

      Certain of the mortgage loans were acquired from IndyMac Bank, F.S.B. ("IndyMac") pursuant to a mortgage loan purchase and warranties agreement dated as of September 1, 2006 (the "IndyMac Purchase Agreement") and a mortgage loan servicing agreement dated as of September 1, 2006 (the "IndyMac Servicing Agreement"), each amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, IndyMac, the Master Servicer and the Trustee (the "IndyMac Assignment Agreement"). The IndyMac Assignment Agreement is annexed hereto as Exhibit 99.9a, the IndyMac Purchase Agreement is annexed hereto as Exhibit 99.9b and the IndyMac Servicing Agreement is annexed hereto as Exhibit 99.9c.

      Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan sale and servicing agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.10a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.10b.

      Certain of the mortgage loans were acquired from Lydian Private Bank ("Virtual") pursuant to a mortgage loan sale purchase agreement dated as of September 1, 2006 (the "Virtual Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, Virtual and the Trustee (the "Virtual Assignment Agreement"). The Virtual Assignment Agreement is annexed hereto as Exhibit 99.11a and the Virtual Purchase Agreement is annexed hereto as Exhibit 99.11b.

      Certain of the mortgage loans were acquired from Wachovia Mortgage Corporation ("Wachovia") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "Wachovia June Sale and Servicing Agreement"), as supplemented by the Amended Regulation AB Compliance Addendum (the "Wachovia Reg AB Addendum"), dated as of April 17, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of

February 1, 2007 among the Registrant, MSMCI, Wachovia, the Master Servicer and the Trustee (the "Wachovia Servicing-Retained Assignment Agreement"). The Wachovia Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.12a, the Wachovia Reg AB Addendum is annexed hereto as Exhibit 99.12b and the Wachovia September Purchase Agreement is annexed hereto as Exhibit 99.12c.

      Certain of the mortgage loans were acquired from Wilmington Finance, Inc. ("Wilmington") pursuant to a mortgage loan purchase agreement dated as of November 1, 2006 (the "Wilmington Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, Wilmington and the Trustee (the "Wilmington Assignment Agreement"). The Wilmington Assignment Agreement is annexed hereto as Exhibit 99.13a and the Wilmington Purchase Agreement is annexed hereto as
Exhibit 99.13b.

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMACM") (as successor by merger to GMAC Mortgage Corporation) pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of February 1, 2007 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.14a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.14b.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.
---------  ----------------------------------

Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:                                                             Page:
    ---------------------------------------------------------------------------

Exhibit 99.1 Pooling and Servicing Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and custodian.

Exhibit 99.2 Underwriting Agreement, dated as of February 26, 2007, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3      Sidley Austin LLP Tax Opinion dated February 28, 2007.

Exhibit 99.4 Corridor Contract, dated as of February 28, 2007, between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator.

Exhibit 99.5 MSMCI Mortgage Loan and Purchase Agreement, dated as of February 1, 2007, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Capital I, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.6a American Home Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.6b American Home Purchase Agreement, dated as of June 1, 2006, among Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.7a FNBN Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.7b FNBN Purchase Agreement, dated as of April 1, 2006, among Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.8a GreenPoint Assignment Agreement, dated as of February 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.8b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.9a IndyMac Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, IndyMac Bank, F.S.B. and LaSalle Bank National Association, as trustee.

Exhibit 99.9b IndyMac Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.9c IndyMac Servicing Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank, F.S.B.

Exhibit 99.10a MortgageIT Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, MortgageIT, Inc., and LaSalle Bank National Association, as trustee.

Exhibit 99.10b MortgageIT Purchase Agreement, dated as of March 1, 2006, among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.11a Virtual Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.11b Virtual Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Lydian Private Bank.

Exhibit 99.12a Wachovia Assignment Agreement, dated as of February 1, 2007, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, Wachovia Mortgage Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.12b Wachovia Reg AB Addendum, dated as of April 17, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.12c Wachovia June Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage Corporation.

Exhibit 99.13a Wilmington Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wilmington Finance, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.13b Wilmington Purchase Agreement, dated as of November 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Wilmington Finance, Inc.

Exhibit 99.14a GMACM Assignment Agreement, dated as of February 1, 2007, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.14b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 21, 2007


                                           MORGAN STANLEY CAPITAL I INC.




                                           By:  /s/  Valerie Kay
                                                -------------------------------
                                                Name:  Valerie Kay
                                                Title: Vice President

                                                     Exhibit Index
                                                     -------------

Exhibit Index
-------------

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
      99.1                Pooling and Servicing Agreement, dated as of February 1, 2007,                   E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and custodian.

      99.2                Underwriting Agreement, dated as of February 26, 2007, among                     E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

      99.3                Sidley Austin LLP Tax Opinion dated February 28, 2007.                           E

      99.4                Corridor Contract, dated as of February 28, 2007, between                        E
                          Morgan Stanley Capital Services Inc. and Wells Fargo Bank,
                          National Association, solely in its capacity as
                          securities administrator.

      99.5                MSMCI Mortgage Loan and Purchase Agreement, dated as of                          E
                          February 1, 2007, among Morgan Stanley Mortgage Capital Inc.,
                          Morgan Stanley Capital I, Inc. and LaSalle Bank National
                          Association, as trustee.

     99.6a                American Home Assignment Agreement, dated as of February 1,                      E
                          2007, among Morgan Stanley Capital I Inc., Morgan Stanley
                          Mortgage Capital Inc., American Home Mortgage Corp. and
                          LaSalle Bank National Association, as trustee.

     99.6b                American Home Purchase Agreement, dated as of June 1, 2006,                      E
                          among Morgan Stanley Mortgage Capital Inc. and American Home
                          Mortgage Corp.

     99.7a                FNBN Assignment Agreement, dated as of February 1, 2007, among                   E
                          Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., First National Bank of Nevada and LaSalle Bank
                          National Association, as trustee.



     99.7b                FNBN Purchase Agreement, dated as of April 1, 2006, among                        E
                          Morgan Stanley Mortgage Capital Inc. and First National Bank
                          of Nevada.

     99.8a                 GreenPoint Assignment Agreement, dated as of February 1,                        E
                          2007, between Morgan Stanley Capital I Inc., Morgan Stanley
                          Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc.,
                          Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National
                          Association, as trustee.

     99.8b                GreenPoint Sale and Servicing Agreement, dated as of June 1,                     E
                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

     99.9a                IndyMac Assignment Agreement, dated as of February 1, 2007,                      E
                          among Morgan Stanley Capital I Inc.,  Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, IndyMac Bank,
                          F.S.B. and LaSalle Bank National Association, as trustee.

     99.9b                IndyMac Purchase Agreement, dated as of September 1, 2006,                       E
                          among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank,
                          F.S.B.

     99.9c                IndyMac Servicing Agreement, dated as of September 1, 2006,                      E
                          among Morgan Stanley Mortgage Capital Inc. and IndyMac Bank,
                          F.S.B.

     99.10a               MortgageIT Assignment Agreement, dated as of February 1, 2007,                   E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, MortgageIT,
                          Inc., and LaSalle Bank National Association, as trustee.

     99.10b               MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          among Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

     99.11a               Virtual Assignment Agreement, dated as of                                        E


                          February 1, 2007, among Morgan Stanley Capital I Inc.,  Morgan
                          Stanley Mortgage Capital Inc., Lydian Private Bank and LaSalle
                          Bank National Association, as trustee.

     99.11b               Virtual Purchase Agreement, dated as of September 1, 2006,                       E
                          among Morgan Stanley Mortgage Capital Inc. and Lydian Private
                          Bank.

     99.12a               Wachovia Assignment Agreement, dated as of February 1, 2007,                     E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, Wachovia
                          Mortgage Corporation and LaSalle Bank National Association, as
                          trustee.

     99.12b               Wachovia Reg AB Addendum, dated as of April 17, 2006, between                    E
                          Morgan Stanley Mortgage Capital Inc. and Wachovia Mortgage
                          Corporation.

     99.12c               Wachovia June Sale and Servicing Agreement, dated as of                          E
                          June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and
                          Wachovia Mortgage Corporation.


     99.13a               Wilmington Assignment Agreement, dated as of February 1, 2007,                   E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wilmington Finance, Inc. and LaSalle Bank
                          National Association, as trustee.

     99.13b               Wilmington Purchase Agreement, dated as of November 1, 2006,                     E
                          among Morgan Stanley Mortgage Capital Inc. and Wilmington
                          Finance, Inc.

     99.14a               GMACM Assignment Agreement, dated as of February 1, 2007,                        E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., GMAC Mortgage, LLC, Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, and LaSalle Bank National Association, as
                          trustee.

     99.14b               GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital

                          Inc. and GMAC Mortgage Corporation.